SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549





                                 FORM 8-K




                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       January 23, 2001


                                37Point9
            (Exact Name of Registrant as Specified in its Charter)


         Nevada                      000-29989               86-0889096
(State or other jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


       2950 Flamingo Rd., Suite F, Las Vegas, NV                 89121
        (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:       (702) 214-8440


                            Great Basin Water Company
         (Former Name or Former Address, if Changed Since Last Report)








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Item 4.  Changes in Registrant's Certifying Accountant.

     On January 23, 2001 the Company dismissed its independent accountant Russell G. Nay. The principal accountant's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended and approved by the Company's Board of Directors.

     With respect to the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1999 and 1998 and during the most recent period preceding Mr. Nay's dismissal, there were no disagreements between the Company and Mr. Nay on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mr. Nay, would have caused him to make reference to the subject matter of the disagreement in connection with his report. The Company has requested Russell G. Nay to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January 24, 2001 is filed as Exhibit 16.1 to this Form 8-K.

     Weinberg & Company, P.A. has been retained as the Company's new independent accountants as of January 23, 2001. The decision to engage Weinberg & Company, P.A. was approved by the Company's Board of Directors. Weinberg & Company, P.A. is expected to issue a report on the Company's financial statements for the year ended December 31, 2000.

     During the last two fiscal years and the subsequent financial period, to the date hereof, the Company did not consult Weinberg & Company, P.A. regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-B.

Item 5.  Other Events.

     On December 14, 2000 the Company held its Annual Shareholder's meeting. At that meeting the shareholders voted to change the name of the Company from Great Basin Water Company to 37Point9 and to increase the amount of shares authorized for issuance from twenty-five million (25,000,000) shares to one hundred million (100,000,000) shares. These changes in the Company's charter became effective on January 23, 2001 with the filing of amended articles of incorporation with the State of Nevada. The Company's new trading symbol will be TSPN, effective January 31, 2001.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)     Financial Statements of Business Acquired.

             Not applicable.

     (b)     Pro Forma Financial Information.

             Not applicable.

     (c)     Exhibits.

             Exhibit 3.2      Amended Articles of Incorporation

             Exhibit 16.1 Letter re Change in Certifying Accountant, dated January 24, 2001





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                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    37Point9





Date:  January 29, 2001             By: /s/ Ray Warren
                                    Name: Ray Warren
                                    Title: Chairman of the Board of Directors

















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